                                                                   EXHIBIT 10.36

                                          [*] = CONFIDENTIAL TREATMENT REQEUSTED
                                                                        REDACTED

                                REV G (3/18/97)
        MASTER DEVELOPMENT,  PURCHASE AND DISTRIBUTION LICENSE AGREEMENT



     THIS AGREEMENT is between JETFAX INC., a Delaware corporation having its principal place of business at 1376 Willow Road, Menlo Park, California 94025 ("JetFax"), and HEWLETT-PACKARD COMPANY, a California corporation with offices at 3000 Hanover Street, Palo Alto, California 94304 ("HP"). This Agreement is effective as of January 31, 1997 (the "Effective Date").

                                   AGREEMENT

1.   DEFINITIONS.

     1.1 ACCEPTANCE CRITERIA means mutually acceptable final performance criteria that the parties agree will be used to determine whether the JetFax Software and Hardware Design Package performs at a level acceptable for inclusion in the mass marketed HP Product.

     1.2 DATE OF FIRST COMMERCIAL SHIPMENT means the date HP first ships a Royalty Generating Unit.

     1.3 DATE OF FIRST MASS PRODUCTION means the date of the first production run of the HP Product whereby the result of such run is intended to be Royalty Generating Units.

     1.4 DEVELOPMENT PROJECT means JetFax's efforts to modify its existing JetFax Software and JetFax Formatter along with JetFax's development of the HP Exclusive Features all of which is more fully described in EXHIBIT A ("HP Product Technical System Specification") and scheduled per EXHIBIT B ("Development Schedule") such that they can be integrated for use in the HP Product.

     1.5 DEVELOPMENT SCHEDULE means the list of JetFax milestones and targeted delivery dates set forth in EXHIBIT B ("Development Schedule").

     1.6 ERROR(S) means a defect in the JetFax Firmware, the [*] or the JetFax Formatter which causes such JetFax Firmware, [*] or JetFax Formatter not to operate substantially in accordance with the applicable Acceptance Criteria.
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                                          [*] = CONFIDENTIAL TREATMENT REQEUSTED



     1.7 HARDWARE DESIGN PACKAGE means the schematics, bill of materials and associated documentation for the JetFax Formatter (however, the Hardware Design Package shall not include the design schematics for the JetFax ASICs). Any modified version of a Hardware Design Package shall be handled in accordance with the terms and conditions of this Agreement which apply to the Hardware Design Package.

     1.8 HP EXCLUSIVE FEATURE(S) shall mean those feature(s) identified as exclusive to HP and listed in EXHIBIT A ("HP Product Technical System Specifications") that are developed by JetFax at the request of HP and that the parties have agreed will be exclusively licensed to HP while such feature(s) continue to qualify as "HP Exclusive Feature(s)."

     1.9 HP PRODUCT means the HP developed hardware product for which JetFax undertakes the Development Project and that uses the JetFax Formatter technology, JetFax ASICs, JetFax Firmware, [*] along with HP Exclusive Features as described in EXHIBIT A ("HP Product Technical System Specification").

     1.10 HP TRADEMARKS means (a) the HP-supplied trademarks, stylistic marks and distinctive logotypes set forth in EXHIBIT E ("Trademarks") and (b) other mutually agreed upon marks and logotypes as HP may from time to time designate in writing during the term of this Agreement.

     1.11 JETFAX ASICS means the Application Specific Integrated Circuits designed by JetFax and made available to HP pursuant to this Agreement.

     1.12 JETFAX DELIVERABLES means those items described in the Software description section listed in EXHIBIT A ("HP Product Technical System Specifications") that JetFax shall deliver to HP pursuant to this Agreement, including but not limited to, the Hardware Design Package, the HP Exclusive Features, the JetFax Formatter, the JetFax ASICs, and the JetFax Software and Updates.

     1.13 JETFAX DOCUMENTATION means the JetFax supplied online user manual for the JetFax Software and JetFax ASICs.

     1.14 JETFAX FORMATTER means the JetFax formatter (exclusive of the JetFax ASICs), or any modified version thereof, which executes or operates with the JetFax Firmware.

     1.15 JETFAX SOFTWARE means (a) the JetFax Firmware, (b) [*] and (c) any changes to the above listed software which JetFax may supply to HP.

                                       2.
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                                          [*] = CONFIDENTIAL TREATMENT REQUESTED



          1.15.1 JETFAX FIRMWARE means (a) all or any portion of the JetFax controller computer programs, compilations thereof, and all associated documentation which functionality is described in EXHIBIT A ("HP Product Technical System Specification"), ported by JetFax to the HP Product, and provided by JetFax to HP pursuant to this Agreement and (b) any changes to such firmware which JetFax may supply to HP.

          1.15.2 [*] means (a) all or any portion of JetFax's computer programs and all associated end user documentation commonly known as [*] listed and described in the Software section of EXHIBIT A ("HP Product Technical System Specification") provided by JetFax to HP and (b) any changes to such software which JetFax may supply to HP.

     1.16 JETFAX TRADEMARKS means (a) the JetFax-supplied trademarks, stylistic marks and distinctive logotypes set forth in EXHIBIT E ("Trademarks") and (b) other mutually agreed upon marks and logotypes as JetFax may from time to time designate in writing during the term of this Agreement.

     1.17 ROYALTY GENERATING UNIT means [*]

     1.18 TESTING CRITERIA means mutually acceptable working test plans and procedures that the parties agree will be used to determine the acceptability of the interim JetFax Deliverables upon delivery pursuant to the Development Schedule.

     1.19 UPDATES means updated versions of JetFax Software which include all changes, alterations, corrections and enhancements to such JetFax Software which JetFax makes generally available to its licensees and that are not provided to any particular JetFax OEM customer as a feature exclusive to such OEM.

2.   LICENSE GRANTS.

     2.1 MANUFACTURE AND DISTRIBUTION OF JETFAX FORMATTER. Subject to HP's compliance with the terms of this Agreement and effective upon HP's final acceptance of the JetFax Deliverables, JetFax hereby grants to HP a worldwide, non-exclusive, non-transferable license to (i) manufacture (and have manufactured), and (ii) market, use, sell and otherwise distribute the JetFax Formatter, directly and indirectly through HP's usual distribution channels. The licenses granted above are only for use in connection with the HP Product specified herein, for the purpose of interfacing the JetFax Firmware to the HP Product, and to use the Hardware Design Package in connection with such

                                       3.

activities. HP agrees that it shall keep the Hardware Design Package confidential and shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination or publication of the Hardware Design Package as HP would use to protect similar information owned by HP.

     2.2  PURCHASE AND DISTRIBUTION OF JETFAX ASICs.

          2.2.1 THIRD-PARTY MANUFACTURER. JetFax shall enter into agreements with certain HP-qualified ASIC manufacturers authorizing such manufacturers to manufacture and sell JetFax ASICs directly to HP, and upon HP's request provide documentation of such authorization. In addition, in connection with such agreements, JetFax shall provide engineering support and documentation to such HP-qualified ASIC manufacturers as reasonably required to enable such manufacturers to meet their delivery requirements with HP. HP may purchase JetFax ASICs only from such authorized HP-qualified ASIC manufacturers, and any such purchases made by HP shall be subject to the terms and conditions agreed upon by HP and such authorized HP-qualified ASIC manufacturer.

          2.2.2 DISTRIBUTION. Subject to HP's compliance with the terms of this Agreement, JetFax hereby grants HP the right to distribute the JetFax ASICs as part of the HP Product described herein and to distribute the JetFax ASICs as spare or replacement parts for the HP Product described herein. HP shall not distribute JetFax ASICs in any other manner without JetFax's prior written approval for such distribution.

          2.2.3  ENGINEERING CHANGES.   Subsequent to the acceptance of final
mask for first production, JetFax will not make changes to the ASICs without the prior written consent of HP. In the event that circumstances beyond reasonable control of the parties require changes after the acceptance date of final mask for first production, the parties will promptly meet and determine, in good faith, the appropriate changes and timing of such changes.

     2.3 REPRODUCTION AND DISTRIBUTION OF JETFAX FIRMWARE. Subject to HP's compliance with the terms of this Agreement, JetFax hereby grants to HP a worldwide, non-exclusive, non-transferable license to use, reproduce and distribute directly and indirectly, through HP's usual distribution channels, the object code version of the JetFax Firmware and JetFax Firmware Updates as a part of the HP Product or for repair and maintenance of such product.

     2.4 REPRODUCTION AND DISTRIBUTION OF JETFAX DOCUMENTATION. Subject to HP's compliance with the terms of this Agreement, JetFax hereby grants to HP a worldwide, non-exclusive, non-transferable license to use, modify, reproduce and distribute directly and indirectly, through HP's usual distribution channels, the JetFax Documentation as a part of the HP Product or in conjunction with such product.

                                       4.
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                                          [*] = CONFIDENTIAL TREATMENT REQUESTED



     2.5 DISTRIBUTION OF HP EXCLUSIVE FEATURES. Subject to HP's compliance with the terms of this Agreement, JetFax hereby grants to HP, [*]

     2.6  REPRODUCTION AND DISTRIBUTION OF [*]   Subject to HP's compliance with
the terms of this Agreement, JetFax hereby grants to HP a worldwide, non-exclusive, non-transferable license to, (a) use, reproduce and distribute, directly and indirectly, through HP's usual distribution channels, [*] and the [*] only as part of, or bundled with the HP Product; and (b) sublicense the [*] to end users for installation with an already installed HP Product.

     2.7 END USER LICENSES. JetFax is responsible for embedding the HP Standard Software License Terms as an essential step in the installation of the Software to ensure end user receipt of the HP Standard Software License, such license to include terms and conditions substantially equivalent to those set forth in EXHIBIT F ("HP Software License Terms") to this Agreement. The terms of such license will be drafted so as to apply to the JetFax Software.

3. DEVELOPMENT. Subject to the terms of this Agreement and the timely receipt of all associated HP deliverables, JetFax will, in a timely and professional manner, initiate the Development Project, staff the Development Project as required, and use reasonable efforts to achieve the milestones listed in the Development Schedule on or before the dates associated with each such milestone. HP agrees to designate a technically qualified person to respond to information requests by JetFax who, when so requested by JetFax, shall use his or her best efforts to respond.

4.   DELIVERY, TESTING AND ACCEPTANCE.

     4.1 HP DELIVERABLES. HP shall promptly provide JetFax with an appropriate number of development HP Products, and any additional software, equipment and documentation, if any, as necessary for JetFax to complete the Development Project and for testing and support of the JetFax Firmware in accordance with
Section 4.3 ("Testing")

                                       5.
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                                          [*] = CONFIDENTIAL TREATMENT REQEUSTED


below. All equipment loaned by HP to JetFax shall remain the property of HP and shall be fully insured by JetFax. HP recognizes that an equipment failure could result in a delay in the Development Schedule and, while such equipment is in the possession of JetFax, HP shall assist in maintaining the same in good working order. At JetFax's request during the term of JetFax's warranty and continuing support activities hereunder, HP will continue to ensure that at least one unit on loan to JetFax is the then current production unit of the HP Product which HP is actually shipping.

     4.2 JETFAX DELIVERABLES. JetFax will use commercially reasonable efforts to provide HP with the JetFax Deliverables as described in EXHIBIT A ( "HP Product Technical System Specification") in accordance with the Development Schedule as detailed in EXHIBIT B ("Development Schedule"). At JetFax's option, the JetFax Deliverables will be delivered telephonically from JetFax's place of business to an HP server in California, provided that JetFax bears the costs of such telephonic transmission to such server. For purposes of tax documentation, coincident with the telephonic transmission of such deliverable items JetFax may send to HP a certificate containing the date of transmission, the time of such transmission, the name(s) of JetFax personnel who made the transmission, the signature(s) of such personnel and a general description of the nature of the item(s) transmitted sufficient to distinguish the transmission from other transmissions. Within fifteen (15) days of receipt of the certificate, HP shall return such certificate to JetFax, identifying the HP personnel who received such transmission and, if the information on such certificate is true and accurate, supply the signature of such receiving personnel verifying the occurrence of the transmission.

     4.3  TESTING.

          4.3.1 DEVELOPMENT OF TEST PLAN. The parties will work in good faith to develop the Testing Criteria. HP or its manufacturing partner will be responsible for most of the hardware tests and design issues related to very high-volume production, and for testing the mechanical performance of the HP Product. In addition, HP or its manufacturing partner will also test environmental and reliability standards of the HP Product.

          4.3.2 INTERIM PERFORMANCE TESTING. Upon JetFax's delivery of each interim JetFax Deliverable listed in the Development Schedule, HP [*] in accordance with the applicable Testing Criteria, for conformity with the applicable Acceptance Criteria and the Testing Criteria. HP shall inform JetFax of the results of such testing and, if HP is unable to accept the interim JetFax Deliverables, the basis for a finding of nonconformity or failure of such interim JetFax Deliverables to conform to the Testing Criteria. JetFax shall use reasonable efforts to promptly correct nonconformities and resubmit the same for

                                       6.

                                    [*] = CONFIDENTIAL TREATMENT REQEUSTED



retesting by HP. This process shall continue until HP accepts such interim JetFax Deliverable, or terminates under section 12.2.2.

     4.4 FINAL ACCEPTANCE. The JetFax Deliverables shall conform to specifications in EXHIBIT A ( "HP Product Technical System Specifications") and meet the Acceptance Criteria. HP shall have [*]

     4.5 COMPLIANCE AND CERTIFICATION. HP shall be responsible for all compliance testing and certification, in the U.S. and internationally, for safety, emissions, ESD and other required standards, including but not limited to "Public Telephone and Telegraph" (PTT) testing and approvals. Notwithstanding the above, JetFax shall be responsible for [*] JetFax and HP will work together to take corrective actions required for problems found in such testing and JetFax shall make reasonable changes to its designs and software as required. All costs for compliance testing and certifications, including

                                       7.

                                          [*] = CONFIDENTIAL TREATMENT REQEUSTED



travel and other reasonable expenses of JetFax personnel requested by HP to participate in such testing or certification, shall be paid by HP.

5.   PAYMENTS.

     5.1 NON-RECURRING ENGINEERING FEES. As and upon HP's acceptance of each deliverable in accordance with the milestones listed in EXHIBIT B ("Development Schedule"), HP shall pay JetFax a non-recurring engineering fee equal to the amount associated with each such milestone. Notwithstanding the failure of JetFax to meet such individual milestones, HP shall nonetheless be obligated to pay to JetFax the associated non-recurring engineering milestone payments on the targeted date of completion if JetFax's failure to complete the milestone by the listed date is due to a failure by HP or its designated suppliers, to provide material support, data and deliverables in a timely manner and HP has received prompt written notice from JetFax upon JetFax's discovery that such failure by HP would, in fact, result in JetFax's inability to complete the milestone by the listed date.

     5.2  ROYALTIES.

          5.2.1 PREPAID ROYALTIES. HP shall pay to JetFax the following refundable prepaid royalties in advance of actual sales of the HP Product according to the following schedule:



                                                           Prepaid
Payment                                   Targeted Date    Royalty
Number              Milestone             of Completion    Amount
------              ---------             -------------    ------
[*]                 [*]                   [*]                     [*]


TOTAL PREPAID ROYALTIES                                           [*]

                                                                  [*]

                                       8.
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                                        [*] = CONFIDENTIAL TREATMENT REQUESTED


     [*]

     The prepaid royalties shall be recovered by HP at the rate of [*]

          5.2.2  ROYALTY RATE.  HP shall pay JetFax a royalty of (i) [*]

          5.2.3 WHEN ROYALTIES EARNED. Each royalty due hereunder shall be earned on the date the Royalty Generating Unit is shipped.

     5.3  TAXES.   License fees and prices to HP do not include taxes of any
nature. HP will pay ordinary sales and property taxes where applicable when invoiced by JetFax or will supply appropriate tax exemption certificates in a form satisfactory to JetFax. Under no circumstances will either party be responsible for the other parties' income tax, franchise tax or other similar tax liability.

     5.4  PAYMENT TERMS.   All payments hereunder shall be in U.S. dollars and
shall be paid by HP's U.S. corporate entity. HP shall make payments required hereunder, without deduction of any tax, duty, fee or commissions. All NRE payments and prepaid royalties due in accordance with the terms of the Agreement shall be paid [*] after the completion of the applicable milestone. All royalties due in accordance with the terms of the Agreement shall be paid within [*] after the end of each HP fiscal quarter in which they occur. With each royalty payment HP shall include a written summary of the records described in
Section 6.1 ("Records") below, broken out by month of sale. [*] Such oral communication shall be subject to final adjustment by HP at the end of each accounting period.

                                       9.
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                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

6.   RECORDS AND AUDIT.

     6.1 RECORDS. HP shall maintain a complete, clear and accurate record of the number of Royalty Bearing Units shipped during the fiscal quarter, and any other information which may be required to determine whether HP is paying the correct royalty amount hereunder.

     6.2 RIGHT OF AUDIT. To ensure compliance with the terms of this Agreement, JetFax shall have the right to have an inspection and audit of all the relevant accounting and sales books and records of HP conducted by an independent audit firm reasonably acceptable to both parties whose fee is paid by JetFax, and shall be conducted during regular business hours at HP's offices and in such a manner as not to interfere with HP's normal business activities. In no event shall audits be made hereunder more frequently than every twelve
(12) months. If such inspections should disclose any underreporting, HP shall promptly pay JetFax such underpayment amount, and if such inspections should disclose any overreporting, JetFax shall promptly pay HP such overpayment amount. In the event such auditor's inspection shows a five percent (5%) or greater underreporting, HP shall pay such auditor's fees and expenses for such audit.

7.   TRAINING AND SUPPORT.

     7.1 TRAINING AND SUPPORT. JetFax agrees to provide the training, technical assistance and manufacturing support described in EXHIBIT C ("Training and Support").

     7.2  SUPPORT OF JETFAX FIRMWARE AND [*]   HP shall be free, without
additional payments to JetFax, to distribute to existing customers using the HP Product only, revisions to the [*] through its distribution channels, via its websites or its other normal distribution methods. Following the expiration of the relevant Warranty Period (as defined in Section 13.1 ("Performance Warranty"), for up to [*] following the Date of First Commercial Shipment, JetFax will provide to HP those Updates to the JetFax Software that HP requests in accordance with the continuing support terms attached hereto as EXHIBIT C ("Training and Support"). HP agrees that all contact regarding continuing support services shall be handled through up to three designated HP contacts to be specified by HP.

     7.3 END USER SUPPORT. HP will have the sole responsibility for supporting its end users and will provide end users with reasonable end user documentation, warranty service, and telephone support for the use of HP Product consistent with HP's practice for supporting its other products.

8.   MARKETING OBLIGATIONS.

                                      10.
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                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

     8.1  PUBLICITY.   Within [*]  following the date HP first announces the HP
Product, the parties shall issue a press release, the terms of which are mutually acceptable to both HP and JetFax.

     8.2 JETFAX AFTER MARKET PRODUCTS. HP shall, in good faith, assist JetFax in marketing certain JetFax after market products through [*]to end users of the HP Product.

9.   PROPRIETARY RIGHTS.

     9.1 OWNERSHIP. The parties acknowledge that the other party and its suppliers have and retain exclusive ownership of all their respective trademarks, logos and product names, and all rights, title and interest, including all trademarks, copyrights, patents, mask work rights, trade names, trade secrets and other intellectual property rights to all of the documentation and computer-recorded data comprising or included in the JetFax Deliverables with respect to JetFax ownership and the HP Product other than the JetFax Deliverables with respect to HP ownership. All related ideas, developments, concepts, techniques, know-how, trade secrets and inventions which are conceived or reduced to practice during the course of this Agreement shall belong exclusively to the developing party. Except for the rights expressly enumerated herein, HP is not granted any rights to patents, mask work rights, copyrights, trade secrets, trade names, trademarks, or any other rights, franchises or licenses with respect to the JetFax Deliverables. In the event that HP obtains the source code versions of the JetFax Deliverables and related materials pursuant to Section 10 ("Escrow"), HP agrees that such source code and related materials will be protected as JetFax Deliverables hereunder and that it will not publish, disclose or otherwise divulge such source code and related materials to any person, except officers, employees and independent contractors of HP who have entered into non-disclosure agreements at least as protective of JetFax's proprietary rights as set forth herein and need access to such source code or related materials to perform their duties, at any time, either during the term or after the termination of this Agreement.

     9.2 NO SOURCE CODE. HP specifically acknowledges that no rights, other than those contained in Section 10 ("Escrow"), to the human readable, source code versions of the JetFax Software are granted to it (except resource source files and message string source files for both host based software and device firmware for translation purposes only). HP agrees that it will not attempt to reverse engineer, reverse compile, disassemble or otherwise attempt to create source code which is derived from the JetFax Software provided to HP solely in object code form during the term of this Agreement so long as this agreement remains in force and for one year following termination. In addition, HP shall not reverse engineer the JetFax ASICs or any portion thereof so long as this agree-ment remains in force and for one year following termination. Notwithstanding the above, the parties agree that HP will use, and it shall not be considered a breach of this

                                      11.

Section 9.2 to employ, in conjunction with JetFax, ordinary techniques available to debug and resolve problems with the JetFax Software.

     9.3 PROPRIETARY NOTICES. HP agrees as a condition of its rights hereunder, not to remove or deface appropriate proprietary JetFax notices appearing on the JetFax Deliverables for all HP internal distribution activities. HP further agrees, to reproduce, in accordance with EXHIBIT E ("Trademarks"), appropriate JetFax copyright notices on the JetFax Software, the software media, and in any electronic distribution of software, such as drivers or updates.

     9.4 RESTRICTED RIGHTS. The JetFax Software is a "commercial item," as that term is defined at 48 C.F.R. 2.101 (OCT 1995), consisting of "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (SEPT 1995). Consistent with 48 C.F.R.
12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (JUNE 1995), HP will identify and license the JetFax Software to U.S. Government end users (i) only as a commercial end item and (ii) with only those rights as are granted to all other end users pursuant to the terms and conditions herein. In the event that HP receives a request from any agency of the U.S. Government to provide the JetFax Software with rights beyond those set forth above, HP will notify JetFax of the scope of rights requested and the agency making such request and JetFax will have five (5) business days to, in its sole discretion, accept or reject such request.

     9.5 FOREIGN GOVERNMENT AGREEMENTS. HP will take commercially reasonable steps in making proposals and agreements with foreign governments other than the United States which involve the JetFax Software and related documentation to strive for the objective that JetFax's proprietary rights in such JetFax Software and related documentation receive the maximum protection available from such foreign government for commercial computer software and related documentation developed at private expense.

10. ESCROW. Concurrently with execution of this Agreement, JetFax , HP and an escrow agent mutually acceptable to both parties (the "Escrow Agent") shall enter into an escrow agreement (the "Escrow Agreement") which provides for JetFax's delivery of the source code version of the JetFax Software and the specifications of the JetFax ASICs (the "Escrowed Material") to the Escrow Agent upon execution of this Agreement and periodically thereafter as JetFax provides new releases of the JetFax Software to HP in accordance with the terms hereof and release of the Escrowed Material upon the occurrence of release conditions to be set forth in the Escrow Agreement. A copy of the Escrow Agreement is attached hereto as EXHIBIT D ("Escrow Agreement").

                                      12.

                                          [*] = CONFIDENTIAL TREATMENT REQEUSTED


11.  LICENSE TO USE TRADEMARKS.

     11.1 HP'S USE OF TRADEMARKS.   HP agrees that it will permanently include
JetFax Trademarks, in a form similar to those included in EXHIBIT E ("Trademarks"), on all copies of the JetFax Software and JetFax ASICs. HP also agrees that it will include the JetFax and JetSuite brand names, in a form similar to those included in EXHIBIT E ("Trademarks"), along with HP logos in splash screens, installation screens, about boxes, demo pages, help tutorials, manuals, media labels and marketing collaterals.

     11.2 OWNERSHIP OF TRADEMARKS. HP acknowledges the ownership of the JetFax Trademarks in JetFax. HP agrees that it will do nothing inconsistent with such ownership and that all use of JetFax Trademarks by HP shall inure to the benefit of and be on behalf of JetFax. HP acknowledges that JetFax Trademarks are valid under applicable law and that HP's utilization of such JetFax Trademarks will not create any right, title or interest in or to such trademarks. HP acknowledges JetFax's exclusive right to use of JetFax Trademarks and agrees not to do anything contesting or impairing the trademark rights of JetFax. Any use of JetFax trademarks must identify JetFax as the owner of such trademarks. HP agrees that JetFax will use and reproduce the HP Trademarks for inclusion in the JetFax Deliverables. JetFax acknowledges the validity of the HP Trademarks and agrees the JetFax's utilization of such HP Trademarks will not create any right, title or interest in or to such trademarks. JetFax and HP agree that no usage of Trademarks or commitments in this section shall extend beyond the scope of activity envisioned by this Agreement.

     11.3 QUALITY STANDARDS.   JetFax is familiar with and approves of the
quality of HP hardware products that are similar to the HP Product. The quality of the HP Product sold in connection with the JetFax Trademarks shall be substantially the same as the quality of such other HP hardware products.

12.  TERM AND TERMINATION.

     12.1 TERM. The initial term of this Agreement shall be [*] from the Effective Date, unless this Agreement is earlier terminated pursuant to Section 12.2.

     12.2 TERMINATION.

          12.2.1 TERMINATION FOR CAUSE. A party may terminate this Agreement in the event of any material breach by the other party which continues uncured after [*] written notice by the non-breaching party of said breach (which notice shall, in reasonable detail, specify the nature of the breach) to the breaching party.

                                      13.

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

          12.2.2  TERMINATION FOR CONVENIENCE.  Subject to the provisions of
Section 12.3.6, HP may terminate this Agreement without cause upon [*] written notice to JetFax.

     12.3 OBLIGATIONS ON TERMINATION OR EXPIRATION. Upon termination or expiration of this Agreement:

          12.3.1  LICENSES TERMINATED.  The licenses granted pursuant to
Section 2 ("License Grants") shall terminate immediately.

          12.3.2 CONTINUED SUPPORT; RETURN OR DESTRUCTION OF JETFAX DELIVERABLES. Except in the case where this Agreement is terminated prior to the Date of First Commercial Shipment, HP shall have the right to retain a reasonable number of copies of the JetFax Software and use such JetFax Software only to the extent required for support and maintenance purposes. HP will immediately discontinue use (except as set forth in the preceding sentence) and distribution of, and return or destroy all copies of the JetFax Deliverables in its possession (including copies placed in any storage device under HP's control). Upon JetFax's request, HP shall warrant in writing to JetFax its return or destruction of all of JetFax's proprietary information within thirty
(30) days of termination or expiration.

          12.3.3 CONTINUED USE BY END USERS. End users shall be permitted the continued and uninterrupted use of the JetFax Software for the balance of the term of their end user agreements, as specified in such agreements, provided that and so long as the end users are not in default of their end user agreements.

          12.3.4 DEFAULT BY END USERS. HP's rights upon default of the end users relating to the JetFax Software, as specified in the end user agreement, shall automatically be assigned to JetFax to the extent relevant to the enforcement by JetFax of the proprietary rights of JetFax and/or its suppliers in the JetFax Software.

          12.3.5 SURVIVAL OF TERMS. The parties' rights and obligations set forth in Section 9 ("Proprietary Rights"), Section 12.3 ("Obligations on Termination or Expiration"), Section 13.2 ("Limitation on Warranties"), Section 14 ("Indemnification"), Section 15 ("Limitation of Liability") and Section 16 ("General") shall continue after the termination or expiration of this Agreement.

          12.3.6 LIQUIDATED DAMAGES. HP AND JETFAX HEREBY ACKNOWLEDGE AND AGREE THAT IT WOULD BE IMPRACTICAL AND/OR EXTREMELY DIFFICULT TO FIX OR ESTABLISH THE ACTUAL HARM SUSTAINED BY JETFAX AS A RESULT OF THE TERMINATION OF THIS AGREEMENT DURING THE DEVELOPMENT PERIOD OR THEREAFTER, AND THAT THE DAMAGES LISTED BELOW ARE A REASONABLE

                                      14.

APPROXIMATION THEREOF. IN THE EVENT THAT THIS AGREEMENT IS TERMINATED BY HP FOR CONVENIENCE PURSUANT TO SECTION 12.2.2 ABOVE, HP SHALL PAY JETFAX THE FOLLOWING:

              1)  [*]
              2)  [*]
              3)  [*]

IN THE EVENT THAT THIS AGREEMENT IS TERMINATED BY HP FOR CAUSE UNDER SECTION 12.2.1, HP SHALL PAY THE FOLLOWING:

              1)  [*]
              2)  [*]




Milestone                          Targeted Date
Number            Milestone        of Completion        Amount
------------      ---------        -------------        ------
[*]               [*]              [*]                     [*]



IN THE EVENT THAT JETFAX TERMINATES THIS AGREEMENT FOR HP'S MATERIAL BREACH
   PURSUANT TO SECTION 12.2.1, JETFAX SHALL, [*]

                                      15.

                                          [*] = CONFIDENTIAL TREATMENT REQEUSTED

[*] HP AND JETFAX AGREE THAT THE LIQUIDATED DAMAGES ARE A REASONABLE APPROXIMATION OF JETFAX'S DAMAGES AS A RESULT OF ANY TERMINATION OF THIS AGREEMENT DURING THE DEVELOPMENT PERIOD OR THEREAFTER. SUCH PAYMENTS SHALL NOT SERVE TO WAIVE JETFAX'S RIGHTS TO SEEK INJUNCTIVE RELIEF PURSUANT TO SECTION
16.5 ("INJUNCTIVE RELIEF").

13.  WARRANTIES.

     13.1 PERFORMANCE WARRANTY. JetFax warrants that the JetFax Software and the Hardware Design Package, for a period of [*] after the Date of First Commercial Shipment (the "Warranty Period"), will perform substantially in accordance with the applicable Acceptance Criteria when used in conjunction with the HP Product. JetFax shall, at its expense, provide a correction or workaround for any reproducible Errors which may be discovered in the JetFax Software or in the Hardware Design Package if they are reported to JetFax by HP during the Warranty Period and deliver an updated version of the JetFax Software or Hardware Design Package to HP. This warranty shall not apply to such JetFax Software or Hardware Design Package if it (i) has been modified by HP or any third party (ii) is any version other than the most current version of such JetFax Software or Hardware Design Package shipped by HP hereunder or the version shipped by HP immediately preceding such current version. Also, this warranty shall not apply to the Hardware Design Package if the resulting JetFax Formatter is not assembled according to JetFax specifications.

     13.2 LIMITATIONS ON WARRANTIES. HP acknowledges that JetFax does not warrant that the JetFax Software will meet HP's requirements, that operation of the JetFax Software will be uninterrupted or error free, or that all software errors will be corrected. JetFax is not responsible for problems caused by computer hardware or other computer operating systems (including those making up other HP products) which are not compatible with the system specifications required to run the JetFax Software as set forth in the applicable Acceptance Criteria, or for problems in the interaction of the JetFax Software with non JetFax software. HP acknowledges that the JetFax Software is of such complexity that it may have inherent defects, and agrees that JetFax makes no other warranty, either express or implied, as to any matter whatsoever. The foregoing states JetFax's sole and exclusive warranty to HP concerning the JetFax software and HP's sole and exclusive remedy for breach of warranty. EXCEPT AS EXPRESSLY SET FORTH ABOVE, THE JETFAX DELIVERABLES ARE PROVIDED STRICTLY "AS IS". Except for the express warranties stated in this agreement, JetFax makes no additional

                                      16.

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

warranties, express, implied, arising from course of dealing or usage of trade, or statutory, as to the JetFax Deliverables or any matter whatsoever. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT ARE EXPRESSLY EXCLUDED. HP shall not have the right to make or pass on, and shall take all measures necessary to ensure that neither it nor any of its agents or employees shall make or pass on, any express or implied warranty or representation on behalf of JetFax to any HP customer, end user, or third party.

14.  INDEMNIFICATION.

     14.1 BY JETFAX.   Subject to Section 15, JetFax agrees to indemnify and
defend HP from any costs, damages, and reasonable attorneys' fees resulting from any claims by third parties that the uses permitted hereunder of the JetFax Deliverables infringe any (i) U.S. copyrights, or U.S. trademarks; or (ii) patents issued in the Designated Countries provided that, HP gives JetFax prompt written notice of any such claim, tenders to JetFax the defense or settlement of such a claim at JetFax's expense, and cooperates with JetFax, at JetFax's expense, in defending or settling such claim. If JetFax receives notice of an alleged infringement or if HP's use of the JetFax Deliverables shall be prevented by permanent injunction, JetFax may, at its sole option and expense, procure for HP the right to continued use of the JetFax Deliverables as provided hereunder, modify the JetFax Deliverables so that it is no longer infringing, or replace the JetFax Deliverables with a deliverable of equal or superior functional capability. The rights granted to HP under this section shall be HP's sole and exclusive remedy and JetFax's sole obligation for any alleged infringement of any patent, copyright, trademark, or other proprietary right. JetFax will have no liability to HP [*]

     14.2 BY HP. HP agrees to indemnify and defend JetFax from any costs, damages, and reasonable attorneys' fees resulting from all claims by third parties arising from the use, manufacture, and distribution of HP Products by HP and its direct and indirect customers in [*] provided that JetFax gives HP prompt written notice of any such claim, tenders to HP the defense or settlement of any such claim at HP's expense, and cooperates with HP, at HP's expense, in defending or settling

                                      17.

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED



such claim. HP will have no liability to JetFax with respect to any claim as to which JetFax is liable to HP pursuant to Section 14.1 ("By JetFax") above.

15.  LIMITATION OF LIABILITY.   Neither party will be liable to the other party
or any other party for any loss of use, interruption of business or any indirect, special, incidental or consequential damages of any kind (including lost profits) regardless of the form of action whether in contract, tort (including negligence), strict product liability or otherwise, even if either party has been advised of the possibility of such damages. The foregoing limitation of liability is independent of any exclusive remedies for breach of warranty set forth in this Agreement. The limitation above shall not apply and shall be of no force and effect with regard to damages attributable to a breach of the scope of the licenses granted in Section 2 ("License Grants") or a breach of the protective provisions set forth in Section 9 ("Proprietary Rights") [*]

16.  GENERAL.

     16.1 DISPUTE RESOLUTION. In the event of disputes between the parties arising from or concerning the subject matter of this Agreement, other than disputes arising from or the protection of either party's proprietary information, the parties will first attempt to resolve the dispute through good faith negotiation: first among and between the program managers assigned to the Development Project, and if the dispute is not resolved within 3 days, negotiation between senior officers (having the necessary authority to resolve the dispute on behalf of such party) of each party . In the event that the dispute cannot be resolved through the good faith negotiation of such senior officers, the parties, within 5 days after written notice, will refer the dispute to a mutually acceptable mediator, skilled in the technology and industry relating to the subject matter of this Agreement, for hearing in a place to be agreed to by the parties. If a mutually acceptable mediator cannot be selected by the parties, the parties agree to use a mediator, skilled in the technology and industry relating to the subject matter of this Agreement, selected by the American Arbitration Association.

     16.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the United States of America and the State of California as such laws are applied to agreements entered into and to be performed entirely within California between California residents.

     16.3 CHOICE OF FORUM AND VENUE. All disputes arising under this Agreement not resolved in accordance with Section 16.1 ("Dispute Resolution") above, shall be brought in Superior Court of the State of California in Santa Clara County or the Federal District Court of San Jose, California, as permitted by law. The Superior Court of Santa Clara

                                      18.

County and the Federal District Court of San Jose shall each have nonexclusive jurisdiction over disputes under this Agreement. The parties consent to the personal jurisdiction of the above courts.

     16.4 NOTICES. All notices or reports permitted or required under this Agreement shall be in writing and shall be delivered by personal delivery, telegram, telex, telecopier, facsimile transmission, or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the signatory of this Agreement at the address set forth at the end of this Agreement or such other address as either party may specify in writing.

     16.5 INJUNCTIVE RELIEF. It is understood and agreed that, notwithstanding any other provisions of this Agreement, breach of the provisions regarding the Scope of the Licenses granted in Section 2 ("License Grants") or protection of Proprietary Information set forth in Section 9 ("Proprietary Rights") of this Agreement by either party will cause the other irreparable damage for which recovery of money damages would be inadequate, and that the damaged party shall therefore be entitled to seek injunctive relief to protect its rights under this Agreement in addition to any and all remedies available at law.

     16.6 NO AGENCY. Nothing contained herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties.

     16.7 FORCE MAJEURE. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, material shortages or any other cause which is beyond the reasonable control of such party.

     16.8 WAIVER. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

     16.9 SEVERABILITY. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

                                      19.

     16.10 HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or extent of such section or in any way affect this Agreement.

     16.11 ASSIGNMENT. Either party shall have the right to assign its rights and obligations pursuant to this Agreement to a successor entity in the event of a merger or reorganization in which such party is not the surviving entity or to a purchase of all or substantially all of its assets. Except as set forth above, neither this Agreement nor any rights or obligations of either party hereunder may be assigned in whole or in part without the prior written approval of the non-assigning party.

     16.12 EXPORT. HP acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities and technical data of United States origin, including the JetFax Deliverables. HP agrees that it will not export or re-export the JetFax Deliverables in any form, without the appropriate United States and foreign governmental licenses. HP agrees that its obligations pursuant to this Section shall survive and continue after any termination or expiration of rights under this Agreement.

     16.13 FULL POWER. Each party represents and warrants that it has full power to enter into and perform this Agreement, and the person signing this Agreement on each party's behalf has been duly authorized and empowered to enter into this Agreement. Both parties further acknowledge that each has read this Agreement, understands it and agrees to be bound by it.

     16.14 CONFIDENTIAL AGREEMENT. Neither party will disclose any terms or the existence of this Agreement except pursuant to a mutually agreeable press release, with written consent of the other party, or as otherwise required by law. However, in no event will a party be responsible for confirming the veracity of statements made by the other party. If required to disclose any aspect of this agreement by legal requirement such as subpoena or other legal mandate, each party agrees to use best efforts in each such circumstance to provide to the other, prior to such party's initial disclosure pursuant to such legal requirement, a copy of the proposed disclosure (such proposed disclosure may be a redacted version of this Agreement) showing such party's attempt to limit, redact, excise and otherwise restrict the disclosure of sensitive portions of this Agreement. The nondisclosing party shall then have seven (7) calendar days to provide its suggested limitations, redactions and restrictions to the disclosing party's draft disclosure. The disclosing party shall then in good faith attempt to include those suggested limitation, redactions and restrictions, wherever possible in its submission of the disclosure as required by law, and thereafter in subsequent negotiations with the agency or entity to which disclosure is made. If such disclosing party does not receive comments from the non-disclosing party within the seven (7) day period, such submission shall be deemed approved by the non-disclosing party.

                                      20.

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED



     16.15 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

     16.16 ENTIRE AGREEMENT. This Agreement together with the exhibits completely and exclusively states the agreement of the parties regarding its subject matter. It supersedes, and its terms govern, all prior proposals, agreements, or other communications between the parties, oral or written, regarding such subject matter. This Agreement shall not be changed or modified except through written mutual agreement signed by officers or program managers of the parties, and any provision or a purchase order purporting to supplement or vary the provisions hereof shall be void. Notwithstanding the above, the parties agree that the specifications described in EXHIBIT A ("HP Product Technical System Specification") largely reflect the requirements as understood by the parties on January 7, 1997. However, as the development project progresses, the parties shall, from time to time and by written mutual agreement signed by officers or program managers, update such specifications to reflect any changes and shall consider the impact on cost, schedule and performance.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date by their duly authorized representatives.

JETFAX:                             HP:


JETFAX, INC.                        HEWLETT-PACKARD COMPANY

By:/s/ EDWARD R. PRINCE III         By:[*]
   ------------------------

Print                               Print
Name:  Edward R. Prince III         Name:[*]
     ----------------------

Title:  PRESIDENT                   Title:[*]
      ---------------------


Address for Notice:                 Address for Notice:

1376 Willow Road                    3000 Hanover Street
Menlo Park, CA 94025                Palo Alto, CA  94304

                                      21.

                                   EXHIBIT A
                   HP PRODUCT TECHNICAL SYSTEM SPECIFICATION

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HEWLETT-PACKARD LOGO
HP PRODUCT TECHNICAL SYSTEM SPECIFICATION

TABLE OF CONTENTS


SUMMARY                                                         7


CHANGE PROCESS/LOG                                              7

   SUBMITTAL PROCESS                                            7

   APPROVAL PROCESS                                             7

   COMMUNICATION PROCESS                                        7


GENERAL INFORMATION                                             7

   PRODUCT SPECIFICATIONS                                       8


GENERAL SPECIFICATION                                           9

   INTERCONNECTION OVERVIEW                                     9

   CONFIGURATION USE MODEL                                      9

   [*]



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[*]

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[*]


SUMMARY                                                           2


1 GENERAL INFORMATION                                             3

   1.1 PRODUCT OVERVIEW                                           3

   1.2 PROGRAM GOALS                                              5

   [*]

   1.3 HOST ENVIRONMENT                                           9

   1.5 DOCUMENT SET                                               9

   1.6 OTHER REFERENCES                                           9


2 INSTALLATION                                                   11

   2.1 GENERAL CHARACTERISTICS                                   11

   2.2 INSTALLER DESIGN                                          11

   2.3 UNINSTALLER DESIGN                                        12


3 USER INTERFACE TO FUNCTIONS                                    15

   [*]


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SUMMARY

     [*]




CHANGE PROCESS/LOG

     [*]


SUBMITTAL PROCESS

     [*]


APPROVAL PROCESS

     [*]


COMMUNICATION PROCESS

     [*]



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GENERAL INFORMATION


PRODUCT SPECIFICATIONS

     [*]

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GENERAL SPECIFICATION

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MISCELLANEOUS

[*]


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ENVIRONMENTAL SPECIFICATIONS

     [*]


REGULATORY REQUIREMENTS

         [*]


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         REGULATORY TEST SUPPORT REQUIREMENTS

         [*]

         SERVICE REQUIREMENTS

         [*]

         HP CUSTOMER SUPPORT

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MANUFACTURING SUPPORT REQUIREMENTS  (TBD)


     [*]



APPENDIXES


REPORTS

     [*]
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                               HP PRODUCT SOFTWARE
                         TECHNICAL SYSTEM SPECIFICATION

                              Hewlett-Packard Logo

                                   REVISION 2
                                   MARCH 1997







                    HEWLETT-PACKARD LOGO COMPANY CONFIDENTIAL




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                          DOCUMENT IDENTIFICATION
------------------------------------ ------------------------------------------
TITLE                                HP Product Software TSS
------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------------
AUTHORS                              HP Product Software Team
------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------------
PRODUCT MODEL NUMBER                 TBD
------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------------
LAN LOCATION/FILE NAME               c:\jfcontr\tss.doc
------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------------
MEDIA                                MS Word 7.0, Visio 4.0
------------------------------------ ------------------------------------------


                      REVISION HISTORY
              -------------- ----------------------------
              REVISION       REVISION DESCRIPTION
              -------------- ----------------------------
              -------------- ----------------------------
              DRAFT          Various Reviews, 11/96
              -------------- ----------------------------
              -------------- ----------------------------
              DRAFT          Various Reviews, 12/96
              -------------- ----------------------------
              -------------- ----------------------------
              REV. 1         Initial Release
              -------------- ----------------------------
              -------------- ----------------------------

              -------------- ----------------------------
              -------------- ----------------------------

              -------------- ----------------------------
              -------------- ----------------------------

              -------------- ----------------------------
              -------------- ----------------------------

              -------------- ----------------------------

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TABLE OF CONTENTS


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SUMMARY


[*]


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1        General Information

1.1  Product Overview

         [*]




Components:

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1.2  Program Goals

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1.2.6  Customer Usage Model

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1.3  Host Environment

[*]


1.5  Document Set

[*]


1.6  Other References

[*]

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2   Installation

   [*]

2.1 General Characteristics

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4        HELP SYSTEM
         [*]




4.1      HELP DURING INSTALLATION

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APPENDIX A        FEATURES LIST

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APPENDIX B  USER TASK LIST

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Hewlett-Packard Company Confidential                                     Page 37

HP Product STSS, Version 2.0                                      March 18, 1997
--------------------------------------------------------------------------------



                                     [*] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX C [*]



================================================================================
Hewlett-Packard Company Confidential                                     Page 39

HP Product STSS, Version 2.0                                      March 18, 1997
--------------------------------------------------------------------------------


   [*] = CONFIDENTIAL TREATMENT REQUESTED

   [*] PAGES 40 AND 41 ARE REDACTED




================================================================================
Hewlett-Packard Company Confidential                                     Page 40

                                   [*] = CONFIDENTIAL TREATMENT REQUESTED

                       APPENDIX D -- HP EXCLUSIVE FEATURES


[*]


================================================================================
Hewlett-Packard Company Confidential                                     Page 42

                                   EXHIBIT B
                             DEVELOPMENT SCHEDULE

                    [*] = CONFIDENTIAL TREATMENT REQUESTED

      DEVELOPMENT SCHEDULE AND SCHEDULE OF NON-RECURRING ENGINEERING FEES

         Milestone               Targeted Date     NRE
            ID      Milestone    of Completion   Payment
         ---------  ---------    -------------   -------
             1.       [*]                          [*]
             2.       [*]                          [*]
             3.       [*]            [*]           [*]
             4.       [*]            [*]           [*]
             5.       [*]            [*]           [*]
             6.       [*]            [*]           [*]
             7.       [*]            [*]           [*]
             8.       [*]            [*]           [*]
             9.       [*]            [*]           [*]
            10.       [*]            [*]           [*]
            11.       [*]            [*]           [*]

                                      1.

            12.   [*]            [*]                 [*]
            13.   [*]            [*]
            14.   [*]            [*]
TOTAL NRE                                            [*]


                                      2.

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT C
                              TRAINING AND SUPPORT


I.  SOFTWARE/FIRMWARE

TRAINING:

o In-depth technical training covering software and firmware to be provided by JetFax to HP Support Personnel. Classes to take place at a mutually agreed upon location. JetFax will provide technical personnel to assist HP in generating a Technical Support Guide, Service Manual, and related training materials. HP shall have the right to use all training documentation when training other HP support organizations.

[*]



TECHINCAL SUPPORT:

o Technical assistance in support of the product launch and ongoing sales shall include:

  A JetFax support line(s) for HP Technical Marketing. Contact may be via telephone, fax, electronic or regular mail during regular business hours.

o Problem Severity will be established by consensus between JetFax and HP Program Manager with input from the HP Technical Support Groups using the following guidelines:

  Severity 1: Product is unusable by the end user due to software/firmware failure.

  Severity 2: A major product feature is inoperative, output is grossly deviant from expected output or there is a sensitive customer situation.

  Severity 3: There is a software/firmware problem that is not inhibiting the usage of the product, a request for information on product usage or other non-product area.

  Severity 4: Requests for enhancements.


JetFax will make every reasonable attempt to maintain the following response and resolution criteria. This will include, but is not limited to, minimally ensuring that a JetFax Service Representative will be available by phone at all business hours 8:00 am - 5:00 pm PST, Monday-Friday, excepting standard US holidays. In the event a JetFax Service Representative is not available by phone, a voicemail system will be active which will, in every best effort, allow for the following:

                       Hewlett-Packard Company Confidential               Page 1

              JetFax/HP Contract Exhibit C - Training and Support

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

Problem Severity      Response Time   Resolution Time
-------------------   -------------   ---------------

   1                    [*]             [*]
   2                    [*]             [*]
   3                    [*]             [*]
   4                    [*]             [*]

Response time is defined as the time necessary to acknowledge the receipt of a problem and request additional information that may be necessary to analyze the problem. In the case of a problem submitted by telephone it is assumed that the response is immediate in that the call is answered as soon as a JetFax technical support representative is available to answer.

Resolution time is defined as the time necessary to provide a software fix bypass explanation of functionality or other such item as to 1) resolve the customer's problem where it is proven to be the fault of JetFax software or, hardware 2) provide reasonable explanation or evidence that the problem is not the result of JetFax hardware or software or 3) request any additional information as is necessary for the JetFax technical support group to resolve the customer's problem, or escalate the problem to the JetFax QA or engineering groups for investigation and resolution. In the event of #3 above the JetFax technical support group will be responsible for monitoring the timeliness of the QA/Engineering response, as well as keeping the HP technical support group updated as to the status of the problem.

HP  RESPONSIBILITIES
--------------------

HP Technical Support will be responsible for the following customer issues:

1) Serve as the sole customer contact point at all times during the sales and product lifecycles.
2) Resolve all JetFax related issues that HP has the technical capacity to resolve.
3) Reproduce and verify JetFax product problems that are reported by customers in a controlled enviorment whenever possible.
4) Report verified product failures to JetFax technical support providing JetFax technical support with a detailed description of the steps necessary to reproduce a problem.
5) Provide JetFax technical support with any materials necessary to reproduce the problem such as input or output materials, specialized software or other computer files deemed necessary for problem resolution.
6) Provide JetFax technical support, when possible, with the following for each problem when initially contacting JetFax about that problem:

     - A chronology of the incident, data on problem volume, frequency, and on-site meetings with JetFax if they would provide helpful
     - Take action with customers at JetFax's request to aide in problem investigation and resolution
     - Attempt to download / fax information on device's status.
     - Software applications in use at the time of the failure with associated software version numbers
     - The name, description, and release number of other software that was resident in the computer's memory at the time that the suspected product failure occurred.
     - Hardware configuration of the machine which the error is occurring including all steps to recreate name of brand of PC, video cards, video drivers, relevant localization settings (US vs International), and other connected and installed


3/27/97                  Hewlett-Packard Company Confidential             Page 2

             JetFax/HP Contract Exhibit C - Training and Support

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

       peripherals and subsequent drivers
     - A description of recent changes that have occurred to the hardware and software of the machine where the failure is occurring.
     - Complete text and identifying number of all error messages
     - Any customer files necessary to reproduce the problem

JETFAX RESPONSIBILITIES
-----------------------

JetFax Technical Support will be responsible when addressing the following customer issues for HP:

 1) Provide acknowledgment of the receipt of a problem report from HP in the time frame outlined above.
 2) Provide the HP representative that initiated the communication with a JetFax problem number for tracking purposes at the time of the problem report.
 3) Perform analysis of reported product failures and unresolved problems and undertake any efforts to develop solutions or bypasses within the time frame outline above.
 4) Provide to HP technical support any software fixes and documentation that is developed by JetFax as a resolution to this problem.
 5) Provide information, where such information is not clearly described in the associated documentation, and consulting assistance regarding the operation of the products in order to enable HP technical support personnel to perform their related duties.
 6) Maintain current updated master sets of all software for the product including all programs and documentation.
 7)  Inform HP of any changes or updates to software or documentation.
 8) Provide reports on a quarterly basis to HP on product problems communicated to JetFax from HP as outlined below.

REPORTS AND TECHNICAL NOTES
---------------------------

     JetFax technical support will make every reasonable effort to provide a series of monthly reports to HP technical support consisting of:

     - JetFax cases logged for HP requests for the month
     - JetFax software bugs reported by JetFax technical support for HP
     - Monthly volumes of call received by JetFax technical support for HP requests
     - Technical notes related to HP product issues
     - Release notes for products to be distributed by HP
     - Any incidents of HP customers who have called JetFax technical support directly


II.  HARDWARE TRAINING AND SUPPORT

1. [*]

2. For HP's convenience, the design of the [*] will be done on HP's design systems and source documentation will reside on those systems throughout product life. Much of HP's manufacturing tooling and programming is based on automated outputs from HP's design systems. JetFax agrees to cooperate with HP in developing methods to make the transition of the design from JetFax's design systems to HP's systems fast and reliable.

3/27/97                  Hewlett-Packard Company Confidential             Page 3

             JetFax/HP Contract Exhibit C - Training and Support

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

3. [*]



4. Suppliers for all components will be subject to HP's standard supplier review and evaluation process. JetFax agrees to cooperate with HP in the supplier evaluation process.

5. At the end of HP's [*] production process, HP will perform extensive electrical tests (production tests) on each [*] manufactured. HP will create the test architecture and test code capable of diagnosing failures to the level of design detail available to HP. JetFax will supply test code sufficient for HP to diagnose failures of any parts of the [*] which are proprietary to JetFax including all of the proprietary ASICS. JetFax test code will, where possible, conform to specifications on the test interface provided by HP so that it can be easily integrated into the production test. In the event that HP requests action from JetFax to diagnose failures of [*], HP will supply JetFax with any diagnostic information generated by the production tests on those [*].

6. At a separate location from [*] manufacture, HP will install the [*] in a printer and may test operation of the printer (integration test). Software for the integration test will be provided by HP but may incorporate any portions of the production test software, or other JetFaxtest utilities.

7. [*]



8. [*]



9. HP and JetFax agree to establish an escalation process throughout the production life of the [*] to resolve technical problems at three levels as follows:

   Level 1:
   --------
   HP will designate a product engineer who will be responsible for initial troubleshooting of all technical problems both in the factory and in the field. This engineer will have access to all technical information and documentation on the [*] which is not proprietary to JetFax. JetFax will designate a design engineer, knowledgeable on this product, who will be available to the HP product engineer for non-emergency consultation about the formatter design during business hours. JetFax and HP's contacts will have phones with message capability which will be checked at least daily,

   Level 2:
   --------
   In the event of an actionable problem under 8. above, escalation will be via the contact established for Level 1.

3/27/97                  Hewlett-Packard Company Confidential             Page 4

             JetFax/HP Contract Exhibit C - Training and Support

    Level 3:
    ---------
    Events actionable under 7. above will be treated as production hold emergencies. JetFax will provide a method for HP to contact a knowledgeable engineer for consultation by phone within one hour at any time. In the event that the problem cannot be resolved by electronic communication within 24 hours, JetFax will provide an engineer physically present in Boise within an additional 24 hours to join with the HP product engineer in troubleshooting the problem to root cause and restoring production.

10. JetFax agrees that all information and software including design specifications and source code required to perform the testing and troubleshooting described above is included in the documentation held in escrow.


11. Technical training on the JetFax design will be provided by JetFax, at times jointly agreed upon by HP and JetFax.

3/27/97                  Hewlett-Packard Company Confidential             Page 5

                                   EXHIBIT D
                               ESCROW AGREEMENT

                               ESCROW AGREEMENT
                               ----------------

                  FOR SOURCE CODE AND MANUFACTURING MATERIALS
                  -------------------------------------------

                      ACCOUNT NUMBER:____________________


  This Escrow Agreement is entered into by and among Data Securities International, Inc., ("DSI"), a Delaware corporation with offices at 49 Stevenson Street, Suite 550, San Francisco, CA 94105;_________________ ("Licensor"), a _______________ corporation with offices at __________________________________________; and Hewlett-Packard Company
  ("HP"), a California corporation with principal offices at 3000 Hanover Street, Palo Alto, CA 94304 ("HP").

                                    RECITALS

  This Agreement is effective as of  _______________.

  This Agreement is entered into in furtherance of the provisions and objectives of that certain Master Development, Purchase and Distribution License Agreement, effective January 31, 1997, between HP and Licensor ("Master Agreement").

  For valuable consideration, the parties agree as follows:

  1  DEPOSITS
  ===========

  Licensor shall deposit with DSI those materials specified in Exhibit A ("Deposit"). Licensor shall keep the Deposit at the current revision level on a semi-annual basis commencing with the effective date of this Agreement. In addition, Licensor shall update the Deposit at any time during the term or any renewal term of this Agreement that Licensor issues a new version or release of the Deposit or otherwise makes revisions to its manufacturing process requiring changes to the Deposit. Licensor also agrees to comply with DSI's reasonable requests for the deposit or replacement of Deposit materials likely to physically degrade.

   2  RETENTION OF REPLACED DEPOSIT
   ================================

  DSI will destroy any replaced Deposit unless HP instructs DSI to retain it within twenty days of notice from DSI of such replacement. Retention of the replaced Deposit may incur an additional fee, as specified in DSI's fee schedule.

  3  VERIFICATION AND DELIVERY
  ============================

  The Deposit shall be packaged for storage as reasonably instructed by DSI and accompanied by a cover sheet identifying the contents as indicated in Exhibit
  A. Risk of loss or damage during shipment of the Deposit shall rest with the party sending it. HP shall have the right to verify each Deposit before shipment. Licensor shall give HP fifteen days advance written

                                       1.

  notice and opportunity to inspect, compile or otherwise reasonably assure itself of the contents of the Deposit to be shipped. HP may authorize DSI to act in its place.

  Licensor hereby grants HP or DSI, free of charge, the right to supervised use of the facilities of Licensor, including its computer systems, to verify the Deposit. Licensor shall make available technical support personnel as necessary to verify the deposit.

  4  STORAGE OF DEPOSIT
  =====================

  DSI shall safekeep the Deposit in a security vault and exercise the same high standard of care to protect the Deposit which DSI would use to protect items of this nature which DSI might own, but in no event less than that standard of care customary in the industry.

   5  USE AND NONDISCLOSURE
   ========================

  Except as provided in this Agreement, DSI shall not disclose or make any use whatsoever of the Deposit, nor shall DSI disclose or make use of any information provided to DSI by Licensor or HP in connection with this Agreement without the prior written consent of Licensor or HP, respectively. These obligations shall continue indefinitely notwithstanding termination of this Agreement.

  6  RECORDS AND AUDIT RIGHTS
  ===========================

  DSI shall keep complete written records of the activities undertaken and materials prepared pursuant to this Agreement. Upon reasonable notice to DSI during the term of this Agreement, Licensor and HP shall be entitled to inspect and request the records of DSI with respect to this Agreement at reasonable times during normal business hours at DSI's facilities and to inspect the Deposit required then to be held by DSI.

  7  RELEASE OF DEPOSIT
  =====================

  If HP notifies DSI of the occurrence of a release condition as defined in Exhibit B, DSI shall immediately notify Licensor and provide Licensor with a copy of the notice from HP. Licensor shall have twenty (20) days from the date Licensor receives the notice from DSI, to in return notify DSI that Licensor (1) disputes HP's claim that a release condition has occurred or (2) has cured the condition that might have triggered such release. Failing such timely notice, DSI shall release a copy of the Deposit to HP. However, if DSI receives timely notice from Licensor, DSI shall not release a copy of the Deposit but shall instead institute the Dispute Resolution Process below within 5 business days of such timely notice from Licensor.

  8  DISPUTE RESOLUTION PROCESS
  =============================

  DSI shall first notify Licensor and HP in writing of contrary instructions from HP and Licensor for release of the Deposit. Within five business days after the date the notice is sent by DSI, three referees shall be appointed, one each by Licensor, HP and DSI. Each party shall notify the others of its referee's identify within the five day period or forfeit its right to appoint one.

                                       2.

  On the tenth business day after the dispute notice from DSI, the referees shall meet at the San Francisco offices of DSI located at 49 Stevenson Street, Suite 550, San Francisco, CA 94105 and shall hear testimony and other evidence that Licensor and HP may wish to present with respect to the dispute. The meetings shall proceed with whatever number of duly appointed referees attend the meetings, and shall be conducted from 8:30am to 5:30pm on no more than five consecutive business days, national holidays excluded. HP shall present up to two days of evidence followed by up to two days of presentation from Licensor, followed by a final day reserved for rebuttal by each party in the morning and afternoon, respectively. Licensor, HP and DSI agree that the evidence and results of the hearings shall not be disclosed to third parties.

  Within two business days after the close of the presentations, the referees shall resolve the dispute by majority vote. Any refusal to vote shall be deemed an abstention by that referee. In the event of a tie, the Deposit shall not be released.

  This dispute resolution process shall be the exclusive means for resolving disputes to which it applies, and the decision of the referees shall be final, conclusive and enforceable by a court of competent jurisdiction. All costs of the referees shall be borne by the unsuccessful party.

  9  JOINT RELEASE
  ================

  HP and Licensor may, by joint written instruction to DSI, authorize the delivery of the Deposit or a copy of it to the party named in the instruction.

  10  RIGHTS IN DEPOSIT
  =====================

  Rights in the Deposit are stated in Exhibit C.

  11  TERM AND TERMINATION
  ========================

  This agreement shall have an initial term of one year, renewable upon receipt by DSI of the specified renewal fee.

  If DSI does not receive the renewal fee by the anniversary date, DSI shall give notice to Licensor and HP. If the fee is not received from Licensor or HP within thirty days of such notice, this Agreement shall expire. Upon expiration of this Agreement, DSI will, at Licensor's option, either destroy or return the Deposit to Licensor. All obligations of DSI under this Agreement shall terminate thereafter, except for those stated in the Use and Nondisclosure Section of this Agreement.

  12  FEES
  ============

  All fees shall be invoiced to and due from HP, in full upon receipt of DSI's invoice. Fees shall be those specified in DSI's schedule of fees in effect for the initial term of this Agreement plus taxes. To be effective, DSI must notify Licensor and HP at least ninety days prior to expiration of the initial term (or any renewal term) of this Agreement of any scheduled increase for the succeeding renewal term.

                                       3.

  13  ACCOUNT  REPRESENTATIVE
  ===========================

  Licensor, HP and DSI shall each designate an authorized individual(s) to receive notices and otherwise act on behalf of Licensor in connection with this Agreement, as set forth in Exhibit D. Representatives may be changed by written notice to the other parties.

  14  NOTICES
  ===========

  All notices in connection with this Agreement shall be in writing addressed to the Account Representatives, shall be sent by certified mail, return receipt requested, and shall be effective forty-eight hours after deposit with the U.S. Postal Service.

  15  AUTHENTICITY
  ================

  DSI may act in reliance upon any instruction, instrument or signature believed to be genuine and may assume that it has been duly authorized.

  16  HOLD HARMLESS
  =================

  Licensor will hold DSI harmless against any action regarding the release or refusal to release a copy of the Deposit by DSI so long as DSI has acted in good faith and in accordance with this Agreement.

  17    GOVERNING LAW
  ===================

  This Agreement shall be governed by and construed in accordance with the laws of the State of California.

  18    MERGER
  ============

  The Master Agreement and this Agreement, including the Exhibits, constitutes the entire agreement between the parties concerning the subject matter and shall supersede all previous communications, representations, understandings, and agreements, either oral or written, between the parties.

  19  SEVERABILITY
  ================

  If any provision of this Agreement is held by any court to be invalid or unenforceable, then that provision will be severed from this Agreement and the remaining provisions shall continue in force.

  20  ASSIGNMENT
  ==============

  No party may assign any rights or obligations of this Agreement without the prior written consent of the others and any attempt to do so shall be deemed void.

  21  WAIVER
  ==========

  Waivers of any right under this Agreement shall only be effective if in writing signed by the party possessing the right.


                                      4.

22  EXHIBITS
============
The following Exhibits are made a part of this Agreement by this reference:
Exhibit A:   Deposit
Exhibit B:   Release Conditions
Exhibit C:   Rights in Deposit
Exhibit D:   Account Representatives

Approved and agreed to:
=======================

DSI, Inc.                           LICENSOR (________________)

By:  ___________________________    By:_____________________________

     ___________________________       _____________________________
           (Print Name)                        (Print Name)

Title: _________________________    Title:__________________________

HEWLETT-PACKARD COMPANY

By:______________________________

   ______________________________
         (Print Name)

Title:___________________________

                                       5.

                     [*] = CONFIDENTIAL TREATMENT REQUESTED

                                   EXHIBIT E
     TRADEMARKS, BRAND NAMING, SPLASH SCREENS / LOGOS, ICONS, UI GUIDELINES


1. JETFAX TRADEMARKS
   JetFax/TM/
   JetSuite(R)
   [*]

2. HP TRADEMARKS
   Hewlett-Packard/TM/
   [*]
   [*]
   [*]
   picture of Hewlett Packard logo

3. BRAND NAME AND VERSION NAMING

   The product name for JetFax developed PC software for the HP Product will include the key word "for" such that any branding which is apparent in the product will read [*] for Hewlett-Packard.

   The following version naming shall be used for the different planned releases of the [*] for Hewlett-Packard. The JetFax Product naming is only for reference and does not, in anyway, obligate JetFax to use such version naming. However, JetFax will not be allowed to use the same version names for their own products as those listed for the HP versions of the product.

                                     Win 3.x, Win '95   NT 4.0   Win '97   NT 5.0
---------------------------------------------------------------------------------
JetFax Product                       [*]                [*]      [*]       [*]

HP Splash Screen                     [*]                [*]      [*]       [*]

HP "About" JetSuite                  [*]                [*]      [*]       [*]
HP documentation, CD ROM jackets,    [*]                [*]      [*]       [*]
 disk labels
---------------------------------------------------------------------------------

   These naming conventions for HP versions will be referenced where applicable within the application (including but not limited to the "About JetSuite" dialog box). Additionally, HP will use this naming structure, where appropriate, in product manuals, on diskette and/or CD ROM packaging and labels, and on promotional pieces. JetFax reserves the right to maintain a parallel version mechanism where not readily visible to users and where necessary to permit proper operation of version-checking program operation. An example would be in records within a file to allow the Viewer to distinguish between *.RCH versions, or in *.DLL files to distinguish software capabilities implemented.

4. SPLASH SCREENS/LOGOS

   JetFax and HP agree that the same product splash screen design shall be displayed for the all instances in which the splash screen is to be displayed. Those instances are limited to: 1) launch of the main [*] for Hewlett-Packard desktop application, 2) launch of the [*] mini-viewer, 3) installation of the [*] software for the HP Product, 4) on-line Getting Started Guide (if developed for the HP Product), 5) launch into the on-line Help system. All other instances in which the splash screen is to be displayed, must be clearly specified and mutually agreed to by both JetFax and HP prior to any such implementation.

3/27/97              Hewlett-Packard Company Confidential                 Page 1

                   JetFax/HP Contract Exhibit E - Trademarks

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED

   In all cases, the splash screen shall not exceed a screen size which is the same as the MS Word 6.0 splash screen.

   The relative size of the JETSUITE name to the PICTURE OF THE HEWLETT PACKARD LOGO brand will retain an approximate ratio of 1:1.

   The splash screen shall remain visible for as long as it takes to load the [*] desktop application, the [*] mini-viewer, the beginning installation welcome screen, or the on-line Getting Started Guide, but not to exceed five
   (5) seconds in any case, and on any platform which is a 486 33mhz processor or faster.

   HP and JetFax agree to allow HP the opportunity to work with graphic designers of HP's choice in order to arrive at the final splash screen and logo design which is mutually agreeable to both parties. That agreement will include agreement on color scheme, font types, font sizes, and the graphic design. This design, once agreed upon, and the overall look and feel of this design, will remain exclusive to HP and the [*] for Hewlett-Packard software product.

   As a starting point for discussion of final graphic design, Appendix E1 contains an initial proposal for a design for the splash screen. It is non-binding for either JetFax or HP, but is used as a physical reference for discussion.

5. ICONS

   Icons shall exist for several of the functions of the HP Product. [*] shall use some standard FUNCTION ICON designs for the Fax, Copy, Print, Scan functions within the desktop function of [*]. The TITLE BAR ICON is found in the upper left corner of the title bar for [*] for Hewlett-Packard when the application, and any of its associated UI dialogs, is active. The design of the FUNCTION ICON and the TITLE BAR ICON icons shall be largely determined by JetFax with approval by HP for the final designs.

   The DESKTOP ICON is that icon which: 1) is found in the upper left corner of the title bar for JetSuite Pro for Hewlett-Packard when the application, and any of its associated UI dialogs, is active, 12) is the resulting icon on the Windows desktop or tray icon bar once the [*] for Hewlett-Packard has been minimized, and 23) is the icon associated with shortcuts and Windows Explorer program type list of the [*] for Hewlett-Packard.

   The HP PRODUCT SETUP ICON is that icon which, if this functionality is created for the HP Product 1) is found in the upper left corner of the title bar for the Setup Program associated with [*] for Hewlett-Packard when the setup program, and any of its associated UI dialogs, is active, 2) is the resulting icon on the Windows desktop or tray icon bar once the Setup Program of [*] for Hewlett-Packard has been minimized, and 3) is the icon associated with shortcuts and Windows Explorer program type list of the Setup Program of the [*] for Hewlett-Packard.

   HP and JetFax agree to allow HP the opportunity to work with graphic designers of HP's choice in order to arrive at the final designs for DESKTOP ICON and HP PRODUCT SETUP ICONS. These designs are to be mutually agreeable to both parties. That agreement will include agreement on color scheme, font types, font sizes, and the graphic design. This design, once agreed upon, and the overall look and feel of this design, will remain exclusive to HP and the [*] for Hewlett-Packard software product.

   As a starting point for discussion of final graphic design, Appendix E2 contains an initial proposal for designs for the PROGRAM ICON. It is non-binding for either JetFax or HP, but is used as a physical reference for discussion.

3/18/97              Hewlett-Packard Company Confidential                 Page 2

                   JetFax/HP Contract Exhibit E - Trademarks

                                          [*] = CONFIDENTIAL TREATMENT REQUESTED


6. USER INTERFACE GUIDELINES

   For consistency, the following guidelines will be applied to the user interfaces associated with [*] for Hewlett-Packard. These include but are not limited to: 1) the appropriate Program Icon or Setup Icon in the upper left corner of the active UI screen, 2) the name [*] (approximately 10 point font), and nothing more, in the title bar for the main desktop program screen for the [*] for Hewlett-Packard, 3) the name HP PRODUCT (approximately 10 point font) preceding the associated function name, in the title bar for all applet dialog boxes which result from activating that function, and whose main function is to interface with the HP Product function. As an example, Fax Option menu, the resulting applet UI title bar would display HP Product
   -   -
   Fax Option.

   Color schemes for background of the desktop, wallpaper design, font sizes, and UI dialog designs are specified as much as possible in the HP Product Technical Specification. Absent of this, all other UI guidelines and decisions for the [*] for Hewlett-Packard product will be mutually agreed upon by the JetFax and HP product development and marketing teams.

3/18/97              Hewlett-Packard Company Confidential                 Page 3

                   JetFax/HP Contract Exhibit E - Trademarks




                                  APPENDIX E1

                    PROPOSAL OF INITIAL SPLASH SCREEN DESIGN

3/18/97              Hewlett-Packard Company Confidential                 Page 4

                   JetFax/HP Contract Exhibit E - Trademarks

                                         [*] = CONFIDENTIAL TREATMENT REQUESTED

  [*]  SCREEN WITH HEWLETT PACKARD LOGO AND NEW PRODUCT NAME AND LOGO

3/18/97              Hewlett-Packard Company Confidential

                   JetFax/HP Contract Exhibit E - Trademarks


                                  APPENDIX E2

                    PROPOSAL OF INITIAL PROGRAM ICON DESIGN

3/18/97              Hewlett-Packard Company Confidential                 Page 5

                   JetFax/HP Contract Exhibit E - Trademarks

                                         [*] = CONFIDENTIAL TREATMENT REQUESTED

                   [*] proposed icon designs for new product

3/18/97              Hewlett-Packard Company Confidential

                                   EXHIBIT F
                           HP SOFTWARE LICENSE TERMS

ATTENTION: USE OF THE SOFTWARE IS SUBJECT TO THE HP SOFTWARE LICENSE TERMS SET FORTH BELOW. USING THE SOFTWARE INDICATES YOUR ACCEPTANCE OF THESE LICENSE TERMS. IF YOU DO NOT ACCEPT THESE LICENSE TERMS, YOU MAY RETURN THE SOFTWARE FOR A FULL REFUND. IF THE SOFTWARE IS BUNDLED WITH ANOTHER PRODUCT, YOU MAY RETURN THE ENTIRE UNUSED PRODUCT FOR A FULL REFUND.

                           HP SOFTWARE LICENSE TERMS

The following License Terms govern your use of the accompanying Software unless you have a separate signed agreement with HP.

License Grant. HP grants you a license to Use one copy of the Software. "Use" means storing, loading, installing, executing or displaying the Software. You may not modify the Software or disable any licensing or control features of the Software. If the Software is licensed for "concurrent use", you may not allow more than the maximum number of authorized users to Use the Software concurrently.

Ownership. The Software is owned and copyrighted by HP or its third party suppliers. Your license confers no title to, or ownership in, the Software and is not a sale of any rights in the Software. HP's third party suppliers may protect their rights in the event of any violation of these License Terms.

Copies and Adaptations. You may only make copies or adaptations of the Software for archival purposes or when copying or adaptation is an essential step in the authorized Use of the Software. You must reproduce all copyright notices in the original Software on all copies or adaptations. You may not copy the Software onto any public network.

No Disassembly or Decryption. You may not disassemble or decompile the Software unless HP's prior written consent is obtained. In some jurisdictions, HP's consent may not be required for limited disassembly or decompilation. Upon request, you will provide HP with reasonably detailed information regarding any disassembly or decompilation. You may not decrypt the Software unless decryption is a necessary part of the operation of the Software.

Transfer. Your license will automatically terminate upon any transfer of the Software. Upon transfer, you must deliver the Software, including any copies and related documentation, to the transferee. The transferee must accept these License Terms as a condition to the transfer.

Termination. HP may terminate your license upon notice for failure to comply with any of these License Terms. Upon termination, you must immediately destroy the Software, together with all copies, adaptations and merged portions in any form.

Export Requirements. You may not export or re-export the Software or any copy or adaptation in violation of any applicable laws or regulations.

U.S. Government Restricted Rights. The Software and any accompanying documentation have been developed entirely at private expense. They are delivered and licensed as "commercial computer software" as defined in DFARS 252.227-7013 (Oct 1988), DFARS 252.211-7015 (May 1991) or DFARS 252.227-7014
(Jun 1995), as a "commercial item" as defined in FAR 2.101(a), or as "Restricted computer software" as defined in FAR 52.227-19 (Jun 1987)(or any equivalent agency regulation or contract clause), whichever is applicable. You have only those rights provided for such Software and any accompanying documentation by the applicable FAR or DFARS clause or the HP standard software agreement for the product involved.

Last Updated On: 19 Aug 96
http://hpweb.corp.hp.com/Publish/legal/terms.htm
(C) Copyright 1996 Hewlett-Packard Company

                                      1.

No Third Party Warranty. NEITHER HP NOR ANY OF ITS REPRESENTATIVES MAKES OR PASSES ON TO YOU OR OTHER THIRD PARTY, ANY WARRANTY OR REPRESENTATION ON BEHALF OF HP'S THIRD PARTY SUPPLIERS.

Third Party Beneficiary. You are hereby notified that JetFax, Inc., a California corporation located at 1376 Willow Road, Menlo Park, California 94025 ("JetFax") is a third party beneficiary to this agreement to the extent that this agreement contains provisions which relate to your use of JetFax supplied software. Such provisions are made expressly for the benefit of JetFax and are enforceable by JetFax in addition to HP.


                                      2.